UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2008

CHRISTOPHER & BANKS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31390	06-1195422
(Commission File Number)	(IRS Employer
Identification No.)

2400 Xenium Lane North

Plymouth, Minnesota  55441

(Address of Principal Executive Offices)  (Zip Code)

(763) 551-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On September 25, 2008, Christopher & Banks Corporation (the “Company”) issued a press release disclosing material nonpublic information regarding the Company’s operating results for its second fiscal quarter ended August 30, 2008.  In the press release, the Company also announced that it anticipates its fiscal 2009 third quarter earnings per diluted share, prior to the operating results of and closing costs associated with its Acorn division, will range from $0.10 to $0.13.  The Company’s earnings guidance assumes a decline in same-store sales in the third quarter similar to the 13% decline that occurred during the second quarter.  As previously announced, the Company anticipates pre-tax expenses associated with the closing of its Acorn division to range in total from $7 million to $10 million, with the charges being incurred in the second, third and fourth quarters of fiscal 2009.  The Company incurred long-lived asset impairment charges of $1.2 million associated with the closing of the Acorn division in the second quarter of fiscal 2009.

The press release issued on September 25, 2008 is furnished as Exhibit No. 99.1 to this Current Report on Form 8-K and should be read in conjunction with the registrant’s reports on Forms 10-K, 10-Q and 8-K, and other publicly available information, which contain other important information about the registrant.

The information in this Current Report on Form 8-K, including Exhibit No. 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01 Financial Statements and Exhibits.

(a)        Financial statements:  None

(b)        Pro forma financial information:  None

(c)        Shell company transactions:  None

(d)        Exhibits:

99.1      Press release issued by the Company on September 25, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Christopher & Banks Corporation

Date: September 25, 2008	By:	/s/ Andrew Moller
Andrew Moller
Executive Vice President
and Chief Financial Officer

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

CHRISTOPHER & BANKS CORPORATION

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
September 25, 2008	001-31390

CHRISTOPHER & BANKS CORPORATION

EXHIBIT NO.	ITEM

99.1	Press release dated September 25, 2008